UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 2, 2012
Date of Report (Date of earliest event reported)

American Spectrum Realty, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-16785	52-2258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2401 Fountain View, Suite 750, Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

(713) 706-6200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2012, Mr. John N. Galardi notified the Registrant of his intent to resign from service as a Director of the Registrant. Mr. Galardi’s resignation is effective October 2, 2012. Mr. Galardi is resigning for personal reasons. Mr. Galardi has served as a Director since 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.

By:		/s/ William J. Carden
	Name:	William J. Carden
	Title:	Chairman of the Board, President and Chief Executive Officer

Date: October 4, 2012